SUPPLEMENT DATED FEBRUARY 8, 2024

TO THE PROSPECTUS DATED MAY 1, 2023

FOR AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE UNIVERSAL LIFE INSURANCE

This supplement amends certain information in the above-referenced prospectus:

1.)	In the Appendix: Portfolios Available Under the Contract to the Prospectus, information relating to the Portfolios referenced in the table below are revised as follows:

Type of Portfolio	Portfolio and Investment Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Money Market	Vanguard Money Market Portfolio Investment Adviser: The Vanguard Group, Inc.	0.15	5.05	1.86	1.30
Short Term Bond	Vanguard Short-Term Investment-Grade Portfolio Investment Adviser: The Vanguard Group, Inc.	0.14	6.16	2.13	1.93
Small Cap / Growth	Vanguard Small Company Growth Investment Adviser: ArrowMark Colorado Holdings, LLC and The Vanguard Group, Inc.	0.29	19.65	9.98	7.85
Intermediate-Term Bond	Vanguard Total Bond Market Index Portfolio Investment Adviser: The Vanguard Group, Inc.	0.14	5.58	1.04	1.71
Foreign / Large Cap / Blend	Vanguard Total International Stock Market Index Portfolio Investment Adviser: The Vanguard Group, Inc.	0.11	15.54	7.31	-
Large Cap / Blend	Vanguard Total Stock Market Index Portfolio Investment Adviser: The Vanguard Group, Inc.	0.13	25.95	14.93	11.29
Alternative - Real Estate	Vanguard VIF Real Estate Index Investment Adviser: The Vanguard Group, Inc.	0.26	11.70	7.18	7.29

* The net annual expense ratios of these Portfolios reflect temporary fee reductions currently in place due to expense reimbursement or fee waiver arrangements currently being offered by the managing Portfolios. Upon the expiration of the temporary fee reductions, the annual expenses of these Portfolios may increase from the amounts disclosed in the table above. Please see the respective Portfolio’s prospectus for additional information.

2.)	In the Appendix: Portfolios Available Under the Contract to the Prospectus, names of the Portfolios and their Investment Adviser referenced in the tables below have changed as follows, effective January 2, 2024:

Former Portfolio Name	New Portfolio Name
Cboe VEST US Large Cap 10% Buffer Strategies VI Fund: Class Y	Vest US Large Cap 10 Percent Buffer Strategies VI Fund
Cboe VEST US Large Cap 20% Buffer Strategies VI Fund: Class Y	Vest US Large Cap 20 Percent Buffer Strategies VI Fund

Former Investment Adviser Name	New Portfolio Name
Cboe Vest Financial, LLC	Vest Financial, LLC

For additional information about the Portfolios, please refer to the respective Portfolios’ prospectus and statement of additional information.

This supplement should be retained with the Prospectus for future reference.